SEVENTH AMENDMENT TO BUSINESS AGREEMENT This Seventh Amendment, effective as of April 26, 2021, further amends the Business Agreement (the “Agreement”) dated the 1st day of May, 2010, by and among JACKSON NATIONAL LIFE INSURANCE COMPANY (“Insurance Company”), a life insurance company organized under the laws of the State of Michigan (on behalf of itself and certain of its separate accounts); JACKSON NATIONAL DISTRIBUTORS LLC (the “Distributor”), a limited liability company organized under the laws of the State of Michigan; AMERICAN FUNDS DISTRIBUTORS, INC. (“AFD”), a corporation organized under the laws of the State of California; and CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”), a corporation organized under the laws of the State of Delaware. All capitalized terms used herein and not otherwise defined shall have the meaning ascribed such terms in the Agreement. WHEREAS, the parties desire to change the name of the American Funds Insurance Series - Blue Chip Income and Growth FundSM to American Funds Insurance Series - Washington Mutual Investors FundSM and the Board of Trustees of JNL Series Trust has approved updating the name of the corresponding Fund of the Trust; WHEREAS, the parties desire to add the American Funds Insurance Series – The Bond Fund of AmericaSM and a corresponding Fund of the Trust, JNL/American Funds Bond Fund of America, and the Board of Trustees of JNL Series Trust has approved the addition of the corresponding Fund of the Trust; and WHEREAS, the parties desire to amend Attachment A and Attachment D of the Agreement to reflect the name change of the following funds: - Blue Chip Income and Growth FundSM to Washington Mutual Investors Fund; - Global Growth and Income FundSM to Capital World Growth and Income Fund; - Bond FundSM to The Bond Fund of America; - High-Income Bond FundSM to American High-Income Trust; and - U.S. Government/AAA-Rated Securities FundSM to U.S. Government Securities Fund. WHEREAS, Insurance Company has issued or proposes to issue, now and in the future, certain multi-manager variable annuity contracts that provide certain funds (“Funds”) of JNL Series Trust (the “Trust”) as non-exclusive investment options (the “Contracts”); NOW, THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, Insurance Company, Distributor, AFD and CRMC hereby agree as follows: 1. Attachment A to the Agreement is hereby deleted in its entirety and replaced with Attachment A hereto. Such Attachment A may be amended from time to time by mutual agreement in writing, pursuant to the terms of a Master Participation Agreement among the Series, CRMC, the JNL Series Trust and the Insurance Company, dated May 1, 2010. 2. Attachment D to the Agreement is hereby deleted in its entirety and replaced with Attachment D hereto. Except as expressly supplemented, amended or consented to hereby, all of the representations and conditions of the Agreement will remain unamended and will continue to be in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written. JACKSON NATIONAL LIFE INSURANCE COMPANY (on behalf of itself and each Account) AMERICAN FUNDS DISTRIBUTORS, INC. By: /s/ Julia A. Goatley By: /s/ Tim McHale Name: Julia A. Goatley Name: /s/ Timothy W. McHale Title: General Counsel Title: Secretary JACKSON NATIONAL LIFE DISTRIBUTORS LLC CAPITAL RESEARCH AND MANAGEMENT COMPANY By: /s/ Scott J. Golde By: /s/ Michael J. Triessl Name: Scott J. Golde Name: Michael J. Triessl Title: General Counsel Title: Authorized Signor

ATTACHMENT A Master Funds and Corresponding Funds JNL Series Trust American Funds Insurance Series Master Funds: Trust Funds: American Funds Insurance Series - Growth-Income FundSM JNL/American Funds Growth-Income Fund American Funds Insurance Series - International FundSM JNL/American Funds International Fund American Funds Insurance Series - Washington Mutual Investors FundSM JNL/American Funds Washington Mutual Investors Fund American Funds Insurance Series - New World FundSM JNL/American Funds New World Fund American Funds Insurance Series - Capital World Bond FundSM JNL/American Funds Capital World Bond Fund American Funds Insurance Series - Global Small Capitalization FundSM JNL/American Funds Global Small Capitalization Fund American Funds Insurance Series - Asset Allocation FundSM JNL/American Funds Balanced Fund American Funds Insurance Series – Capital Income BuilderSM JNL/American Funds Capital Income Builder Fund American Funds Insurance Series - Growth FundSM JNL/American Funds Growth Fund American Funds Insurance Series - Global Growth FundSM JNL/American Funds Global Growth Fund American Funds Insurance Series – The Bond Fund of America JNL/American Funds Bond Fund of America Fund

ATTACHMENT D Trust Funds Investing in Multiple Master Funds Trust Funds: Underlying Funds: JNL/American Funds Moderate Growth Allocation Fund (formerly, JNL/American Funds Balanced Allocation Fund) American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM Growth FundSM International FundSM New World Fund® Washington Mutual Investors FundSM Capital World Growth and Income FundSM Growth-Income FundSM International Growth and Income FundSM Asset Allocation FundSM Global Balanced FundSM The Bond Fund of AmericaSM Capital World Bond FundSM American High-Income Trust American Funds Mortgage FundSM U.S. Government Securities FundSM Retail Funds AMCAP Fund® American Balanced Fund® American Funds Corporate Bond Fund® American Funds Developing World Growth and Income FundSM American Funds Emerging Markets Bond Fund® American Funds Global Balanced FundSM American Funds Inflation Linked Bond Fund® American Funds Mortgage Fund® American Funds Strategic Bond FundSM American High-Income Trust® American Mutual Fund® Capital Income Builder® Capital World Bond Fund® Capital World Growth and Income Fund® EuroPacific Growth Fund® Fundamental Investors® Intermediate Bond Fund of America® International Growth and Income Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund® Short-Term Bond Fund of America® The American Funds Income Series - U.S. Government Securities Fund The Bond Fund of America® The Growth Fund of America® The Income Fund of America® The Investment Company of America® The New Economy Fund® Washington Mutual Investors FundSM JNL/American Funds Growth Allocation Fund American Funds Insurance Series Master Funds Global Growth FundSM Global Small Capitalization FundSM Growth FundSM International FundSM

Trust Funds: Underlying Funds: New World Fund® Washington Mutual Investors FundSM Capital World Growth and Income FundSM Growth-Income FundSM International Growth and Income FundSM Asset Allocation FundSM Global Balanced FundSM The Bond Fund of AmericaSM Capital World Bond FundSM American High-Income Trust American Funds Mortgage FundSM U.S. Government Securities FundSM Retail Funds AMCAP Fund® American Balance Fund® American Funds Corporate Bond Fund American Funds Developing World Growth and Income Fund American Funds Emerging Markets Bond Fund® American Funds Global Balanced FundSM American Funds Inflation Linked Bond Fund® American Funds Mortgage Fund® American Funds Strategic Bond FundSM American High-Income Trust® American Mutual Fund® Capital Income Builder® Capital World Bond Fund® Capital World Growth and Income Fund® EuroPacific Growth Fund® Fundamental Investors® Intermediate Bond Fund of America® International Growth and Income Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund® Short-Term Bond Fund of America® The American Funds Income Series - U.S. Government Securities Fund SM The Bond Fund of America® The Growth Fund of America® The Income Fund of America® The Investment Company of America® The New Economy Fund® Washington Mutual Investors FundSM